EXHIBIT 10.1

Agreement for Livestock

This Agreement for Livestock is made and entered into as of August 16, 2016 by and between:

Company:	Capstone Financial Group, Inc.
Address:	8600 Transit Road, East Amherst, New York 14051, USA
Country of Company Formation:	USA
Telephone:	1-(866)-798-4478
Email:	dpastor@capstonefg.com
Represented by:	Darin Pastor
Nationality:	USA
Company Reg. No.:	NV20121429901 (State of Nevada’s business identification number)

Hereinafter referred to as "Buyer"

AND

Company:	[***][1]
Address:	[***]
Country of Company Formation:	[***]
Telephone:	[***]
Email:	[***]
Represented by:	[***]

Hereinafter referred to as "Seller"

1. QUANTITIES AND TIMES FOR SALES/PURCHASES.

In consideration for valuable consulting advice provided by Buyer regarding United States matters, the receipt and adequacy of which are hereby acknowledged, and in further consideration of Buyer undertaking to expend time and resources toward its [***]-related operations, Seller agrees to sell and deliver to Buyer under the terms and conditions of this Agreement, and Buyer agrees to buy from Seller under the terms and conditions of this Agreement, (a) a number of cattle and of sheep stated in a written notice (an “Option Notice”), if any, delivered by Buyer to Seller (at least [***] but no more than [***] head of cattle, unless Buyer and Seller mutually agree on a different number, and at least [***] but no more than [***] head of sheep, unless Buyer and Seller mutually agree on a different number) in a single Shipment on a date to be agreed for the parties’ mutual convenience but in no event earlier than the 20th day after the date of such Option Notice and in no event later than the 30th day after the date of such Option Notice (and if not otherwise mutually agreed then on the 30th day after the date of such Option Notice), and (b) thereafter a number of cattle and of sheep stated by Buyer in applicable Option Notice (in each case at least [***] but no more than [***] head of cattle, unless Buyer and Seller mutually agree on a different number, and at least [***] but no more than [***] head of sheep, unless Buyer and Seller mutually agree on a different number) in a single Shipment on a date to be agreed for the parties’ mutual convenience but in no event earlier than the 20th day after the date of such applicable Option Notice and in no event later than the 30th day after the date of such applicable Option Notice (and if not otherwise mutually agreed then on the 30th day after the date of such applicable Option Notice), and (c) thereafter a number of cattle and of sheep stated by

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1 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Buyer in applicable Option Notice (in each case at least [***]2 but no more than [***] head of cattle, unless Buyer and Seller mutually agree on a different number, and at least [***] but no more than [***] head of sheep, unless Buyer and Seller mutually agree on a different number) in a single Shipment on a date to be agreed for the parties’ mutual convenience but in no event earlier than the 20th day after the date of such applicable Option Notice and in no event later than the 30th day after the date of such applicable Option Notice (and if not otherwise mutually agreed then on the 30th day after the date of such applicable Option Notice), and (d) thereafter et cetera – up to a maximum total of 10 such Option Notices.

Each Option Notice shall be delivered, if at all, by Buyer in Buyer’s sole discretion and for a quantity of cattle and of sheep determined by Buyer in Buyer’s sole discretion (but subject to the limits stated in this Agreement, which limits may, of course, be modified by mutual consent of the parties); provided, that the aggregate total number of cattle in all Shipments combined shall not be more than [***] and the aggregate total number of sheep in all Shipments combined shall not be more than [***]. In addition, no Option Notice may be delivered after [***].

Each such respective purchase and sale of the stated quantity of Livestock is referred to in this Agreement as a “Closing,” and the Livestock actually delivered by Seller for a particular Closing is referred to in this Agreement as a “Shipment.”

For avoidance of doubt: it is expressly understood that with respect to any proposed Closing, Buyer shall have no obligation to purchase any Livestock at such proposed Closing and shall have no liability of any kind for declining to purchase Livestock at such Closing, if there has been less than full satisfaction by Seller (separately as to such Closing as distinct from any other Closings) of all of the conditions stated in this Agreement for Buyer’s obligations at such particular Closing.

2. SPECIFICATIONS SUMMARY.

QUANTITY	As set forth in Section 1 above.
DELIVERY TERMS	FOB (Incoterms 2010) to Buyer at [***] (on a vessel or vessels selected by Buyer), in pens/cages customary for ocean transport of such Livestock.
SPECIFICATIONS

Each head of cattle shall be [***]; alive; not more than three years old; not blind, crippled, locoed, lump-jawed, or otherwise deformed or unmerchantable; free of infectious disease; [***]-certified; and having a mass of at least 300 kilograms. In addition, the average body mass of all cattle in a Shipment shall be at least 325 kilograms.

Each head of sheep shall be [***] breed; alive; not more than three years old; not blind, crippled, locoed, lump-jawed, or otherwise deformed or unmerchantable; free of infectious disease; [***]-certified; and having a mass of at least 35 kilograms. In addition, the average body mass of all sheep in a Shipment shall be at least 37.5 kilograms.

PRICE	Cattle: [***] per head. Sheep: [***] per head.
PRODUCT HISTORY	Non-terrorist origin; no terrorist intermediaries; clean and clear

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2 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AND TITLE	title, no adverse claims, no liens.

3. DELIVERY TERMS

The Livestock shall be delivered by Seller to Buyer FOB (Incoterms 2010) at [***]3 (on a vessel or vessels selected by Buyer), in pens/cages customary for ocean transport of such Livestock.

4. PRICE TERMS

The purchase/sale price for the Livestock shall be [***] per head of cattle conforming to the specifications set forth in Section 2 above and [***] per head per head of sheep conforming to the specifications set forth in Section 2 above. The stated purchase/sale price for the Livestock at each respective Closing is referred to in this Agreement as the “Purchase Price.”

5. PAYMENT TIMING AND TERMS

It is not required or expected that Buyer pay the Purchase Price directly to Seller or that the Purchase Price be paid indirectly to Seller at the exact moment of the applicable Closing. Unless Seller provides Buyer with different wire transfer instructions by written notice to Buyer before the applicable Delivery, Buyer shall within two business days after the applicable Closing wire the purchase price in US Dollars to Seller as follows:

BANK INFORMATION	[***]
BANK ADDRESS	[***]
BENEFICIARY	[***]
ACCOUNT No	[***]
A/C	[***]
SWIFT CODE	[***]
BANK OFFICER NAME	[***]
TELEPHONE	[***]
EMAIL	[***]
INTERMEDIARY BANK	[***]
INTERMEDIARY BANK ADDRESS	[***]
SWIFT CODE	[***]
A/C	[***]

6. REPRESENTATIONS, WARRANTIES AND COVENANTS

With regard to each respective Closing, Seller confirms, represents, warrants and covenants to Buyer that:

a.	Seller has all right, power and authority to execute, deliver and perform this Agreement, and has duly authorized the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered by Seller.

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3 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

b.	Seller’s execution, delivery and performance of this Agreement did not and will not violate any applicable laws or regulations or result in the breach of any other agreement to which Seller is a party.
c.	The Livestock to be sold at each applicable Closing is of non-terrorist origin, there have been no terrorist intermediaries for the Livestock, and the Livestock is owned by Seller free and clear of any adverse claims, liens and encumbrances, and is transferable and exportable.
d.	To Seller’s best knowledge, each such applicable Shipment of Livestock consists solely of Livestock conforming to the requirements of Section 2 above.
e.	All required export duties for the Livestock from [***][4] has been paid and all required permits for the export of the Livestock from [***] have been paid.
f.	Seller shall pay any and all sales taxes or transfer taxes applicable to Seller’s sale of Livestock to Buyer.
g.	Seller shall indemnify and hold harmless Buyer against and from any losses, liabilities, penalties, claims, actions, awards, settlements or judgments arising from Seller’s actual or alleged breach of the foregoing (including reasonable attorneys’ fees and expenses).

With regard to each respective Closing, Buyer confirms, represents, warrants and covenants to Seller that:

a.	Buyer has all right, power and authority to execute, deliver and perform this Agreement, and has duly authorized the execution, delivery and performance of this Agreement, and this Agreement has been duly executed and delivered by Buyer.
b.	Buyer’s execution, delivery and performance of this Agreement did not and will not violate any applicable laws or regulations or result in the breach of any other agreement to which Buyer is a party.
c.	Buyer shall indemnify and hold harmless Seller against and from any losses, liabilities, penalties, claims, actions, awards, settlements or judgments arising from Buyer’s actual or alleged breach of the foregoing (including reasonable attorneys’ fees and expenses).

7. CLOSING.

Conditions to Closing Obligations of Buyer. Buyer’s obligations at each respective applicable Closing shall be subject to the satisfaction (or express waiver in writing by Buyer) at or before the time of the Closing of each of the following conditions as to such applicable Closing:

a. All of Seller’s representations and warranties made in this Agreement shall be true and correct in all material respects on and as of such Closing.

b. Seller shall have performed and complied in all material respects with all of its covenants and obligations to be performed at or before such Closing.

c. Seller shall have delivered to Buyer, at or before the Closing, the following documents with respect to the Shipment (the “Delivery Documents”):

i. Commercial Invoices addressed to Buyer.

ii. Evidence of ownership of the Livestock.

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4 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

iii. Declaration that the Livestock is of non-terrorist origin, that there have been no terrorist intermediaries for the Livestock, and that the Livestock is owned by Seller free and clear of any adverse claims, liens and encumbrances, and is transferable and exportable.

iv. Bill of Sale in favor of Buyer.

v. Customs Declaration Form(s) and Export Permit (if applicable).

d. Seller shall have delivered the Livestock to Buyer FOB (Incoterms 2010) at [***]5 (on a vessel or vessels selected by Buyer), in pens/cages customary for ocean transport of such Livestock.

e. Buyer shall have had the opportunity to, if Buyer so requested, inspect (or have a third party designated by Buyer inspect) any or all of the Livestock the Buyer intends to purchase.

Conditions to Closing Obligations of Seller. Seller’s obligations at each respective applicable Closing shall be subject to the satisfaction (or express waiver in writing by Seller) at or before the time of the Closing of each of the following conditions as to such applicable Closing:

a. All of Buyer’s representations and warranties made in this Agreement shall be true and correct in all material respects on and as of such Closing.

b. Buyer shall have performed and complied in all material respects with all of its covenants and obligations to be performed at or before such Closing.

Sequencing. As stated in Section 5, it is expressly understood, agreed and expected that the Closing will be completed before Buyer has had an opportunity to wire the Purchase Price to Seller, but that nonetheless upon the applicable Closing all title and ownership to and in the applicable Livestock shall transfer to Buyer.

8. NOTICES

Any notice, report, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person to ________________ (if to Seller) or to 8600 Transit Road, East Amherst, New York 14051, USA, attention: Darin Pastor, Chief Executive Officer (if to Buyer) or if emailed to [***] (if to Seller) or to dpastor@capstonefg.com (if to Buyer). Either party may change its address or email address for all future notices, reports, requests, approvals and consents by giving, pursuant to this Section 8, written notice of such change of address or email address.

9. FORCE MAJEURE

Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party and not reasonably preventable using industry standard practices, including but not limited to, war, insurrection, act of terrorism, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, sabotage, accident, embargo, act of governmental authority, compliance with governmental order on national defense requirements, or

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5 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

inability due to general industry wide shortages to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement, the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue, shall use reasonable commercial efforts to cure and remedy such non-performance and the time for performance shall be extended for a number of days equal to the duration of the force majeure, and the parties shall meet promptly to determine an equitable solution to the effects of such event.

10. ENTIRE AGREEMENT.

This Agreement is the entire agreement between the parties with regard to the subject matter hereof, and supersedes any and all prior or contemporaneous negotiations, understandings, commitments and agreements (whether oral or in writing) with regard to the subject matter hereof. No waivers, changes, alterations or substitutions shall be permitted unless the same shall be notified in writing and signed by both parties. The English language version of this Agreement shall be controlling over any version in any other language.

11. SEVERABILITY.

This Agreement is severable. When possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision).

12. APPLICABLE LAW AND BINDING ARBITRATION.

Any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration (using the English language) in accordance with the commercial arbitration rules of the International Chamber of Commerce then in effect, in New York City, USA. The arbitration proceedings shall be conducted promptly and in accordance with the commercial arbitration rules of the International Chamber of Commerce then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, USA (without giving effect to any conflicts of law principles that require the application of the law of a different state or country). The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall be inapplicable to this Agreement and transactions hereunder and thereunder.

Each party recognizes that the covenants and agreements herein and their continued performance as set forth in this Agreement are necessary and critical to protect the legitimate interests of the other party, that the other party would not have entered into this Agreement in the absence of such covenants and agreements and the assurance of continued performance as set forth in this Agreement, and that a party’s breach or threatened breach of such covenants and agreements may cause the other party irreparable harm and significant injury, the amount of which will be extremely difficult to estimate and ascertain, thus potentially making any remedy at law or in damages inadequate. Therefore, each party confirms and agrees that the other party shall be entitled to seek on an interim or permanent basis specific performance, an order restraining any breach or threatened breach of any or all provisions of this Agreement, and any other equitable relief (including but not limited to temporary, preliminary and/or permanent injunctive relief), all without need to post any bond or security, and in addition to and not exclusive of any other remedy available to such other party at law or in equity.

Neither party shall commence any court proceeding or action against the other to resolve any dispute, except to enforce an arbitral award rendered pursuant to this Section. For all purposes of this Agreement, the parties hereby submit to the jurisdiction of the state and federal courts located in New York City, USA. In addition, the party in whose favor an arbitral award rendered pursuant to this Section was granted shall have the right to enforce such arbitral award in any court of any country which it wishes.

To the extent that any of the provisions of this Section 12 are forbidden by a mandatory provision of an applicable [***]6 law, the mandatory provision of the applicable [***] law shall apply instead of the forbidden portion of this Section 12.

13. ELECTRONIC COPIES; COUNTERPARTS.

This Agreement may be executed and delivered in counterparts (portable document format (.pdf)/electronic transmission included), each of which shall constitute an original document, but both of which shall constitute one and the same instrument. Delivery of a portable document format (.pdf) copy of an executed signature page of this Agreement (or of any other notice, report, request, approval or consent required or permitted to be given under this Agreement) shall be as valid, for all purposes of contract formation and evidence and otherwise, as delivery of an executed original.

14. ASSIGNMENT.

Either party may assign its rights under this Agreement. Either party may assign its duties, liabilities and/or obligations under this Agreement, but the effect of doing so is that the assignee will become responsible for such duties, liabilities and/or obligations and the assignor will remain jointly and severally responsible for such duties, liabilities and/or obligations.

15. FEES, COSTS AND EXPENSES.

Each party is responsible for its own fees, costs and expenses in connection with this Agreement, except as otherwise expressly provided in this Agreement.

16. BEST EFFORTS; FURTHER ASSURANCES.

The parties hereby covenant and agree to use their respective best efforts to, without the necessity of any further consideration, execute, acknowledge and deliver any and all such other documents and instruments and take any such other action as may be reasonably necessary, proper or advisable to consummate, make effective, comply with and carry out the intent and purposes of this Agreement.

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6 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17. RELATIONSHIP OF PARTIES.

Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. Neither party shall have the right to, and each party agrees not to purport to, incur any debts, liabilities or obligation for which the other is or will be responsible, or make any commitments or contracts for the other. Each party represents and warrants that it has not incurred any debts, liabilities or obligations for which the other is or will be responsible, or made any commitments or contracts for the other.

IN WITNESS WHEREOF, the parties have set their hands to this Agreement for Livestock as of the day and year first above written.

BUYER:

CAPSTONE FINANCIAL GROUP, INC.

By: /s/ Darin Pastor

Name: Darin Pastor

Title: Chief Executive Officer

Date: 08/17/2016

SELLER:

[***]7

By: /s/ [***]

Name: [***]

Title: General Manager

Date: 16-8-2016

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7 CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT. EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH A SERIES OF ASTERISKS [***], HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.